KeyCorp Third Quarter 2022 Earnings Review October 20, 2022 Don Kimble Vice Chairman and Chief Financial Officer Chris Gorman Chairman and Chief Executive Officer

Forward-looking Statements and Additional Information This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2021, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “cash efficiency ratio,” and “pre-provision net revenue.” Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 44 of our Form 10-Q dated June 30, 2022. GAAP: Generally Accepted Accounting Principles 2

3Q22 Results

Financial Results

$.55 Earnings per diluted common share	Positive Operating Leverage vs. PY & PQ	9% Increase in PPNR(1) vs. PQ	21% Return on average tangible common equity(1)

- Revenue up +5% QoQ: driven by growth in net interest income and the net interest margin; reflects strong loan growth and positioning for higher rates
- Loan growth: adding and deepening client relationships across the franchise with continued growth in both commercial and consumer
- Noninterest income: continues to reflect the capital markets environment with more client activity moving on balance sheet
- Expense management: expense levels reflect seasonal staffing and investments for the future of the business
- Strong credit quality: net charge-offs to average loans of 15 bps; lower nonperforming loans

Strategic Highlights

- Committed to serving and supporting our clients through <u>all</u> market conditions
- Continued growth in healthcare:
  - ✓ Growing relationships with significant healthcare providers
  - ✓ Growing Laurel Road relationships with nurses
  - ✓ Over 14K GradFin consultations post-acquisition
- Implemented new client-friendly fee terms on 9/16/22: eliminated NSF fees and introduced Key Coverage Zone™ for overdraft fees(2)

PPNR = Pre-provision net revenue
(1) Non-GAAP measure: see appendix for reconciliation; (2) Key Coverage Zone™: Client accounts overdrawn by $20 or less at the end of day will not be charged KeyBank overdraft fees

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Financial Review

EOP = End of Period; (1) Non-GAAP measure: see appendix for reconciliation; (2) 9/30/2022 ratios are estimated and reflect Key's election to adopt the CECL optional transition provision Financial Highlights 5 EPS – assuming dilution $ .55 $ .54 $ .65 1.9% (15.4) % Cash efficiency ratio(1) 58.0% 59.5% 60.2% (150) bps (220) bps Return on average tangible common equity(1) 21.2 20.9 18.6 30 260 Return on average total assets 1.14 1.16 1.41 (2) (27) Net interest margin 2.74 2.61 2.47 13 27 Common Equity Tier 1(2) 9.1% 9.2% 9.6% (10) bps (50) bps Tier 1 risk-based capital(2) 10.6 10.4 10.9 20 (30) Tangible common equity to tangible assets(1) 4.3 5.3 7.0 (100) (270) NCOs to average loans .15% .16% .11% (1) bps 4 bps NPLs to EOP portfolio loans .34 .38 .56 (4) (22) Allowance for credit losses to EOP loans 1.15 1.13 1.25 2 (10) Profitability Capital Asset Quality 3Q22 2Q22 3Q21 LQ Δ Y/Y Δ Continuing operations, unless otherwise noted

Total Average Loans 3Q21 2Q22 3Q22 Highlights Average Loan Detail 6 28% 31% 10.00% 20.00% 30.00% 40.00% $60 $70 $80 $90 $100 $110 $120 3Q21 4Q21 1Q22 2Q22 3Q22 PPP: $.3 C&I line utilization Total average loans PPP $ in billions 3Q21 2Q22 3Q22 PPP  Average loans up 14% from 3Q21 − Broad-based commercial growth, partially offset by a decline in PPP balances − Growth in consumer mortgage and Laurel Road, partially offset by the sale of Key’s indirect auto portfolio in 3Q21  Average loans up 5% from 2Q22 − Broad-based commercial growth − Growth in consumer mortgage ($1.9Bn originations) $.7  $.3Bn of average PPP loans in 3Q22  $.4Bn of PPP forgiveness in 3Q22 Loans Commercial Loans Consumer Loans $ in billions $4.3 $100 $114 $69 $75 $78 $.3 $31 $34 $36 (1) Loan variances exclude indirect auto balances of $2.7Bn in 3Q21 and PPP balances of $4.3Bn, $.7Bn, and $.3Bn in 3Q21, 2Q22, and 3Q22, respectively vs. Prior Year vs. Prior Quarter $4.3 PPP

(1) Based on period-end balances; (2) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits; (3) Cumulative beta indexed to 4Q21 Deposits 7 $ in billions vs. Prior Quarter  Average deposit balances down 2% from 2Q22 − Lower non-operating commercial deposit balances − Lower retail deposit balances .04% .06% .25% -0.20% 0.05% 0.30% 0.55% $0 $30 $60 $90 $120 $150 3Q21 4Q21 1Q22 2Q22 3Q22 .16% Cost of total interest- bearing deposits Cost of total deposits Consumer Commercial x CDs and other time deposits Savings Noninterest-bearing NOW and MMDA  Average deposits down 2% from 3Q21 − Decline in non-operating commercial deposit balances − Partially offset by growth in retail deposits  Strong and stable deposit base − 32% noninterest-bearing(1) − ~60% stable retail and low-cost escrow − 81% loan to deposit ratio(2)  Cumulative total interest-bearing deposit beta: 9%(3) $147 $ in billions 3Q22 Average Deposit Mix Average Deposits Highlights $83.1 $49.2 $4.1$7.9 $144 vs. Prior Year

Net Interest Income and Margin $ in millions, continuing operations vs. Prior Quarter TE = Taxable equivalent 2.47% 2.74% 2.0% 2.5% 3.0% 3.5% 4.0% $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income (TE) Net Interest Margin (TE)x NIM Change vs. Prior Quarter 2Q22: 2.61% Higher interest rates and loan growth .23 Interest-bearing deposit costs (.09) Paycheck Protection Program (PPP) (.01) Total change .13 3Q22: 2.74%  Net interest income up $178MM (+17%) from 3Q21 − Reflects higher interest rates, higher earning asset balances and favorable balance sheet mix − Partially offset by the exit of the indirect auto loan portfolio (3Q21) and lower PPP loan fees  Net interest income up $99MM (+9%) from 2Q22 − Reflects higher interest rates and strong loan growth − Benefit from one additional day in the quarter − Partially offset by higher interest-bearing deposit costs Net Interest Income & Net Interest Margin Trend (TE) Highlights 8 vs. Prior Year $1,025 $1,203

Noninterest Income 9  Noninterest income down $114MM (-14%) from 3Q21 − Lower investment banking and debt placement fees (-$81MM) reflecting slowdown in capital markets activity − Lower cards and payments income (-$20MM) largely driven by lower prepaid card revenue, partially offset by core growth − Lower consumer mortgage income (-$19MM) driven by lower gain on sale margins − Strength in corporate services income (+$22MM) from higher derivatives income vs. Prior Quarter  Noninterest income relatively stable (-$5MM) from 2Q22 − Lower trust and investment services income (-$10MM) reflects decline in equity markets − Higher cards and payments income and investment banking and debt placement fees vs. Prior Year $ in millions up / (down) 3Q22 vs. 3Q21 vs. 2Q22 Trust and investment services income $ 127 $ (2) $ (10) Investment banking and debt placement fees 154 (81) 5 Service charges on deposit accounts 92 1 (4) Operating lease income and other leasing gains 19 (18) (9) Corporate services income 96 22 - Cards and payments income 91 (20) 6 Corporate-owned life insurance 33 - (2) Consumer mortgage income 14 (19) - Commercial mortgage servicing fees 44 10 (1) Other income 13 (7) 10 Total noninterest income $ 683 $ (114) $ (5) Noninterest Income Highlights

Noninterest Expense

Noninterest Expense

$ in millions favorable / (unfavorable)		3Q22		vs. 3Q21		vs. 2Q22
Personnel	$	655	$	(15)	$	(48)
Net occupancy		72		2		6
Computer processing		77		(10)		1
Business services and professional fees		47		9		5
Equipment		23		2		3
Operating lease expense		24		6		3
Marketing		30		2		4
Other expense		178		10		(2)
Total noninterest expense	$	1,106	$	6	$	(28)

Highlights

vs. Prior Year

- Noninterest expense relatively stable (-$6MM) from 3Q21
  - Lower nonpersonnel expense (-$21MM) driven by broad-based declines across expense categories
  - Higher personnel expense (+$15MM) related to an increase in salaries and contract labor partially offset by lower incentive and stock-based compensation, including:
    - $10MM related to higher contract labor from technology initiatives
    - $8MM related to lower deferred salaries from slower loan originations

vs. Prior Quarter

- Noninterest expense up $28MM (+3%) from 2Q22
  - Higher personnel expense (+$48MM) related to an increase in salaries and contract labor as well as higher incentive and stock-based compensation, including:
    - Seasonal staffing levels
    - $12MM related to the relative stock price change
    - $10MM related to lower deferred salaries from slower loan originations
  - Lower nonpersonnel expense (-$20MM) driven by broad-based declines across expense categories

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NCO = Net charge-off NPL = Nonperforming Loans Credit Quality 11 $554 $390 .56% .00% .40% .80% 1.20% 1.60% 2.00% $0 $300 $600 $900 3Q21 4Q21 1Q22 2Q22 3Q22 NPLs NPLs to period-end loans $1,236 $1,337 223% 343% 100% 150% 200% 250% 300% 350% 400% $0 $500 $1,000 $1,500 $2,000 $2,500 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance for credit losses to NPLsAllowance for credit losses 3Q22 allowance for credit losses to period-end loans of 1.15% Nonperforming Loans Allowance for Credit Losses (ACL) $ in millions $ in millions $43 $(107) $109 .11% .15% (1.00)% (.50)% .00% .50% ($150) ($50) $50 $150 3Q21 4Q21 1Q22 2Q22 3Q22 $29 NCOs Provision for credit losses NCOs to avg. loans Net Charge-offs & Provision for Credit Losses $ in millions .34%

(1) 9/30/22 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision Capital 12  Strong capital position: CET1 ratio 9.1%(1) at 9/30/2022 − Within targeted range of 9.0% - 9.5%  Declared quarterly common share dividend of $.195  Board of Directors approved extension of existing $790 million share repurchase authorization through 3Q23 9.6% 9.1% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Common Equity Tier 1(1) Highlights Capital Priorities Organic Growth Dividends Share Repurchases 1 2 3

4Q22 Outlook 4Q22 (vs. 3Q22) 13 Average Balance Sheet • Loans: up 2% - 4% • Deposits: up 1% - 3% Net Interest Income (TE) • Net interest income: up 4% - 6% Noninterest Income • Noninterest income: up 1% - 3% Noninterest Expense • Noninterest expense: up 1% - 3% Credit Quality • Net charge-offs to average loans: lower end of 15 – 25 bps range Taxes • GAAP tax rate: ~19% Long-term Targets Positive operating leverage Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% Cash efficiency ratio: 54% - 56%

Appendix

Commercial Loan Portfolio Detail

Total Commercial Loans

$ in billions		9/30/22	% of total loans
Commercial and industrial	$	56,971	49%
Commercial real estate		18,749	16
Commercial lease financing		3,877	3
Total Commercial	$	79,597	68%

vs. Prior Year

- Target specific client segments focused in seven industry verticals
- Experienced bankers with deep industry expertise
- Focused on high quality clients
- Credit quality metrics remain strong and stable
  - Disciplined, consistent underwriting
  - Active surveillance with ongoing portfolio reviews
  - Dynamic assessment of ratings migration



~80% commercial bank credit exposure from relationship(1) clients

Commercial & Industrial (C&I)

- Solid middle market portfolio
- Aligning bankers to areas of market opportunity and growth - investing in strategic hires with industry vertical expertise
- High-quality borrowers
- Small, stable leveraged portfolio: ~2.5% of total loans

Commercial Real Estate (CRE)

- Strengthened credit risk profile with strategic exits and growth in targeted client segments to focus on relationships
- Significantly scaled back construction portfolio from pre-global financial crisis (42% in 2008 → 13% in 3Q22)
- Focused on relationships with owners and operators
- Strategic focus in multifamily, primarily affordable housing

Targeted Industry Verticals

Consumer | Healthcare | Technology | Energy

Industrial | Real Estate | Public Sector

(1) Relationship client is defined as having two or more of the following: credit, capital markets, or payments

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Consumer Loan Portfolio Detail

Total Consumer Loans

$ in billions		9/30/22	% of total loans	WA FICO at origination
Consumer mortgage	$	20,838	18%	762
Home equity		7,926	7	807
Consumer direct		6,803	6	757
Credit card		977	1	793
Consumer indirect[1]		50	N/A	N/A
Total Consumer	$	36,594	32%	772

Portfolio Highlights

- Prime & super prime client base focused on relationships
- Continuing to invest in digital to drive future growth

772

weighted average FICO at origination

Note: Table may not foot due to rounding
(1) Indirect auto portfolio was sold on 9/10/21

Laurel Road



$ in millions
Origination Volume
$504
$646
$820
$445
$194
3Q21
4Q21
1Q22
2Q22
3Q22

- High-quality client base: primarily healthcare professionals
- Expands Key's digital reach and consumer franchise nationally through targeted scale (doctor/dentist clients in all 50 states)
- Launched Laurel Road for Doctors in 1Q21 and expanded platform to nurses in 2Q22
- Production levels continue to be impacted by rising interest rates and the federal student loan payment holiday

Consumer Mortgage



$ in billions
Origination Volume
$3.7
$3.4
$2.6
$3.2
$1.9
3Q21
4Q21
1Q22
2Q22
3Q22

- Focused on prime/super-prime clients (weighted average FICO at origination: 762)
- Investing in digital capabilities to improve efficiency and enhance client experience

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17 $ in billions 1.66% 1.85% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $20.0 $40.0 $60.0 3Q21 4Q21 1Q22 2Q22 3Q22 Average AFS securities Average yield(1)Average HTM securities Projected Cash Flows & Maturities (under implied forward rates) Floating Rate (including hedges)  Portfolio used for funding and liquidity management ‒ Portfolio composed primarily of fixed-rate GNMA and GSE-backed MBS and CMOs ‒ Portfolio yield excluding short-term Treasury/Agency: 2.1%  Average balances reflects redeployment of cash into higher yielding securities − ~60% of 3Q22 reinvestment ($1.2Bn) designated as held-to-maturity  New investment opportunities at higher yields than runoff ‒ 3Q22 purchases ~4.4% compared to ~2.0% runoff  Portfolio constructed to enhance current returns on excess liquidity, while preserving the opportunity to capitalize on higher interest rates in the future ‒ Recent Agency MBS/CMO investments constructed to limit extension risk and provide continued cash flows as rates rise (~$1.6Bn per quarter in the near-term) ‒ Short-term Treasury/Agency portfolio consists of a laddered maturity profile with runoff beginning in 2023  Available for sale portfolio duration of 5.8 years at 9/30/2022 (duration including securities hedges) Average Total Investment Securities $ in billions Existing Portfolio Repricing Characteristics(2) Highlights (1) Yield is calculated on the basis of amortized cost; (2) 2022 cash flows represent 4Q22 and do not include 2022 results $50.2 $43.4 Investment Portfolio (2) $2.1 $5.9 $12.9 $- $5.0 $10.0 $15.0 2022 2023 2024

Asset & Liability Management Positioning

Balanced approach to managing interest rate risk provides declining rate protection while maintaining upside to higher rates

3Q22 Balance Sheet Highlights[1]

Loan Composition



Other 13%
Fixed 31%
1M LIBOR 18%
SOFR 26%
Prime 8%
3M LIBOR 4%

Deposit Mix



Noninterest-bearing 32%
Interest-bearing 68%

- Attractive business model with relationship-oriented lending franchise
  - Distinctive commercial capabilities drive C&I growth and ~70% floating-rate loan mix (incl. PPP)
  - Laurel Road and consumer mortgage enhance fixed rate loan volumes with attractive client profile
- Strong, low-cost deposit base
  - ~60% stable retail and low-cost escrow
  - >85% from markets where Key maintains top-5 deposit or branch share
- $50Bn investment portfolio structured to provide greater yield stability
  - Higher allocation of bullet-like securities and mortgage collateral with lower prepayment risks and limited exposure to unamortized premiums

Actively Managing Interest Rate Risk Position

- Given macroeconomic and geopolitical uncertainty, the position exhibits a modest exposure to rate changes
  - Sensitive to the level of expected tightening while preparing for potential economic weakness
- Opportunistically reinvesting to monetize higher term rates
  - Modest modeled year one net interest income benefit to a ramped 200 bps rise in rates with conservative low 30's deposit beta assumption
  - Incremental ~1% NII benefit for each 5% reduction in beta
  - ~$9Bn in short-term Treasuries
- Total hedge portfolio of ~$41Bn at 9/30/2022



3Q22
$26.3Bn
$3.9Bn
$10Bn
$.4Bn
$7.7Bn
A/LM Swaps
A/LM Fwd
Debt Swaps
Securities Hedges
Floors(2)

(1) Loan and deposit statistics based on 9/30/2022 ending balances; (2) Non-zero loan floors

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Credit Quality Trends (1) Loan and lease outstandings; (2) From continuing operations 19 Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans Continuing Operations Continuing Operations .17% .16% .08% .04% .00% .10% .20% .30% .40% .50% 3Q21 4Q21 1Q22 2Q22 3Q22 3.3% 2.5% .0% 2.0% 4.0% 6.0% 3Q21 4Q21 1Q22 2Q22 3Q22 30 – 89 days delinquent 90+ days delinquent Metric(2) 3Q22 2Q22 1Q22 4Q21 3Q21 Delinquencies to EOP total loans: 30-89 days .16% .12% .11% .16% .17 % Delinquencies to EOP total loans: 90+ days .04 .04 .05 .07 .08 NPLs to EOP portfolio loans .34 .38 .41 .45 .56 NPAs to EOP portfolio loans + OREO + Other NPAs .36 .41 .44 .48 .61 Allowance for credit losses to period-end loans 1.15 1.13 1.19 1.20 1.25 Allowance for credit losses to NPLs 342.8 296.5 289.5 268.9 223.1

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[3] / average loans (%)	Nonperforming loans	Ending allowance	Allowance / period-end loans (%)	Allowance / NPLs (%)
	9/30/22	3Q22	3Q22	3Q22	9/30/22	9/30/22	9/30/22	9/30/22
Commercial and industrial[1]	$ 56,971	$ 56,151	$ 36	.25%	$ 169	$ 519	.91%	307.10%
Commercial real estate:								
Commercial Mortgage	16,400	16,002	1	.02	34	168	1.02	494.12
Construction	2,349	2,306	-	-	-	22	.94	-
Commercial lease financing[2]	3,877	3,892	(1)	(.10)	2	30	.77	N/M
Real estate – residential mortgage	20,838	20,256	-	-	66	137	.66	207.58
Home equity	7,926	8,024	(1)	(.05)	112	93	1.17	83.04
Consumer direct loans	6,803	6,766	4	.23	3	112	1.65	N/M
Credit cards	977	969	5	2.05	3	61	6.24	N/M
Consumer indirect loans	50	52	(1)	(7.63)	1	2	4.00	200.00
Continuing total	$ 116,191	$ 114,418	$ 43	.15%	$ 390	$ 1,144	.98%	293.33%
Discontinued operations	467	480	-	-	3	22	4.72	733.33
Consolidated total	$ 116,658	$ 114,898	$ 43	.15%	$ 393	$ 1,166	1.00%	296.69%

(1) Loan balance includes $166 million of commercial credit card balances at September 30, 2022; (2) Commercial lease financing includes receivables held as collateral for a secured borrowing of $10 million at September 30, 2022. Principal reductions are based on the cash payments received from these related receivables; (3) Net loan charge-off amounts are annualized in calculation

20

21 $ in millions (1) For the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, intangible assets exclude $2 million, $2 million, and $3 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, average intangible assets exclude $2 million, $2 million, and $3 million, respectively, of average purchased credit card receivables GAAP to Non-GAAP Reconciliation

22 GAAP to Non-GAAP Reconciliation $ in millions